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                                                                   Exhibit 10.20

                                NIKU CORPORATION

                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (the "AGREEMENT") is entered into as of November 6, 2002 between Niku Corporation, a Delaware corporation (the "COMPANY") and Farzad Dibachi, Rhonda Dibachi and the Dibachi Family Trust UDT dated 2/11/98 (the "STOCKHOLDERS").

                                    RECITALS:

         WHEREAS, the Stockholders hold 10,362,546 shares of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK"); and

         WHEREAS, Farzad Dibachi and Rhonda Dibachi each previously entered into an Employment Agreement with the Company (the "EMPLOYMENT AGREEMENTS") providing for, among other things, the execution of this Voting Agreement in exchange for the payment of certain consideration as specified in the Employment Agreements.

         NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                     VOTING

            1.1 WARRANT SHARES.

The Stockholders agree, and each Stockholder severally agrees, to hold all 10,362,546 shares beneficially owned by them as of the date hereof (the "COMMON SHARES") subject to, and to vote the Common Shares in accordance with, the provisions of this Agreement.

            1.2 VOTING; IRREVOCABLE PROXY.

The Stockholders agree, and each Stockholder severally agrees, to vote the Common Shares on any matter presented to stockholders of the Company (and to consent in respect of the Common Shares on any matter in respect of which written consents are solicited) in any case where the Company's Board of Directors has made a unanimous recommendation to the Company's stockholders to vote in favor of or against any matter presented at such meeting (or has made a unanimous recommendation to the Company's stockholders to deliver a written consent to any matter in respect of which written consents are solicited) in the manner so recommended by the Company's Board of Directors (it being understood, in the case where the Company's Board of Directors shall have changed its recommendation in respect of such matter to the Company's stockholders, that such vote (or consent) shall be in the manner most recently unanimously recommended by the Company's Board of Directors).

Contemporaneously with the execution of this Agreement, the Stockholders shall deliver to the Company a proxy in the form attached to this Agreement as Exhibit A, which (except as


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provided therein) shall be irrevocable prior to the Expiration Date (as defined below) to the fullest extent permitted by law, with respect to the Common Shares (the "PROXY").

            1.3 LEGEND.

                  1.3.1. The Stockholders acknowledge that there shall be imprinted or otherwise placed, on certificates representing the Common Shares the following restriction legend (the "LEGEND"):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TERMS AND CONDITIONS OF A VOTING AGREEMENT ("VOTING AGREEMENT") WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. SUBJECT TO CERTAIN EXCEPTIONS AS SET FORTH IN THE VOTING AGREEMENT, ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

                  1.3.2. Subject to the provisions of Section 1.4 below, the Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise) the Legend for any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Common Shares theretofore represented by a certificate carrying the Legend.

            1.4 SUCCESSORS. Except in respect of any sale or sales of any Common Shares effected pursuant to any public trading market for the Common Stock to a third party unaffiliated with the Stockholders (including, without limitation, any Nasdaq market), which shares shall no longer be deemed "Common Shares" for purposes of this Agreement or any proxy granted pursuant hereto, (a) the provisions of this Agreement shall be binding upon the successors in interest to any of the Common Shares and (b) the Company shall not permit the transfer of any of the Common Shares on its books or issue a new certificate representing any of the Common Shares unless and until the person to whom such security is to be transferred shall have executed a written Agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were the Stockholders.

            1.5 OTHER RIGHTS. Except as provided by this Agreement, the Stockholders can exercise the full rights of a stockholder with respect to the Common Shares.


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                                    ARTICLE 2

                                   TERMINATION

This Agreement shall continue in full force and effect from the date hereof through the earlier of (such date, the "EXPIRATION DATE") (a) the date upon which the Stockholders and their affiliates shall have sold the last of the Common Shares, or (b) the closing of any merger or consolidation of the Company with any other corporation or other entity, or other corporate reorganization of the Company, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction or the closing of the sale of all or substantially all of the assets of the Company.

                                    ARTICLE 3

                                  MISCELLANEOUS

            3.1 OWNERSHIP. The Stockholders represent and warrant to the Company, and each Stockholders severally represents and warrants to the Company, that (a) they own the Common Shares, free and clear of liens or encumbrances, and have not and will not execute or deliver any proxy or enter into any other voting agreement or similar arrangement in respect of the Common Shares, and (b) they have full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation, of the Stockholders, and each of them, enforceable in accordance with its terms.

            3.2 FURTHER ACTION. Except in respect of any sale or sales of Common Shares effected pursuant to any public trading market for the Common Stock (including, without limitation, any Nasdaq market), if and whenever any beneficial ownership interest in the Common Shares is transferred, the Stockholders shall do all things and execute and deliver all documents and make all transfers and cause any transferee of the Common Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

            3.3 SPECIFIC PERFORMANCE. The parties hereto hereby declare that is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under Agreement and agree that the terms of this Agreement shall be specially enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereto, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

            3.4 GOVERNING LAW. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware as such apply


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to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

            3.5 AMENDMENT. This Agreement may be amended only by an instrument in writing signed by the Company and the Stockholders.

            3.6 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

            3.7 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, assigns other legal representatives.

            3.8 ADDITIONAL SHARES. In the event that subsequent to the date of this Agreement any shares or other securities (other than any share or security of another corporation issued to the Company's stockholders pursuant to a plan of merger or other reorganization satisfying the description in Article 2) are issued on, or in exchange for, Common Shares by reasons of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities which are issued to Stockholders shall be deemed to be Common Shares for purposes of this Agreement, and each certificate representing such shares shall bear the legend set forth in
Section 1.3.1.

            3.9 COUNTERPARTS. This Agreement may be executed in or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

            3.10 WAIVER. No waivers of any breach of this Agreement extended by any party hereto any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

            3.11 ENTIRE AGREEMENT. This Agreement and the exhibits hereto, along with the Employment Agreements, constitute the full and entire understanding and agreement between the parties with regard to the subject hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants, and agreements except as specifically set forth herein and therein.


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                  IN WITNESS WHEREOF, the parties hereto have executed the
Voting Agreement as of the date set forth in the first paragraph hereof.

COMPANY                                    STOCKHOLDERS

 NIKU CORPORATION

By:  ________________________                       ____________________________
Name:                                               Farzad Dibachi
Title:

                                                    ____________________________
                                                    Rhonda Dibachi

                                                    The Dibachi Family Trust UDT
                                                    dated 2/11/98


                                           By:      ____________________________
                                           Name:    Farzad Dibachi
                                           Title:   Trustee



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                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

            The undersigned, Farzad Dibachi, Rhonda Dibachi, and the Dibachi Family Trust UDT dated 2/11/98 (the "STOCKHOLDERS"), and each of them, hereby irrevocably (to the fullest extent permitted by law) appoint and constitute Niku Corporation, a Delaware corporation (the "COMPANY"), the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to all the outstanding shares of capital stock of the Company owned of record or beneficially by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy (the "COMMON SHARES"). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Common Shares.

            This proxy is irrevocable, is coupled with an interest, is granted pursuant to the undersigned's obligations under the Voting Agreement dated as of November 6, 2002, between the Company and the undersigned (the "VOTING AGREEMENT") and is granted in consideration of the Company having entered into the Employment Agreements (as defined in the Voting Agreement) with each of Farzad Dibachi and Rhonda Dibachi and providing the consideration specified therein. Capitalized terms used but not defined in this irrevocable proxy have the meanings ascribed to them in the Voting Agreement.

            The attorney and proxy named above (and its successor(s)) will be empowered, and may exercise this irrevocable proxy, to vote the Common Shares at any meeting of the stockholders of the Company, however called, and at every adjournment or postponement thereof, or in connection with any solicitation of written consents from stockholders of the Company, to vote the Common Shares (or consent in respect of the Common Shares) in any case where the Company's Board of Directors has made a unanimous recommendation to the Company's stockholders to vote in favor of or against any matter presented at such meeting (or has made a unanimous recommendation to the Company's stockholders to deliver a written consent to any matter in respect of which written consents are solicited) in the manner so recommended by the Company's Board of Directors (it being understood, in the case where the Company's Board of Directors shall have changed its recommendation in respect of such matter to the Company's stockholders, that such vote (or consent) shall be in the manner most recently unanimously recommended by the Company's Board of Directors).

            The undersigned acknowledges that it may not vote (or grant any consent with respect to) the Common Shares on any matter except as specified herein.

            Except in respect of any sale or sales of any Common Shares effected pursuant to any public trading market for the Common Stock to a third party unaffiliated with the Stockholders (including, without limitation, any Nasdaq market), which shares shall no longer be deemed "Common Shares" for purposes of this Agreement or any proxy granted pursuant hereto, this proxy shall be binding upon the estate, executors, successors and assigns of the undersigned (including any transferee of any of the Common Shares.


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            If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

      This proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date (as defined in the Voting Agreement).

[Continued on next page]


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Number of shares of common stock of the Company owned of record as of the date of this proxy, giving effect to the exercise of the Warrant in connection with which this proxy is being delivered: 10,362,546

Dated: November 6, 2002


           /s/ Farzad Dibachi
         -------------------------
         Farzad Dibachi


           /s/ Rhonda Dibachi
         -------------------------
         Rhonda Dibachi



         The Dibachi Family Trust UDT dated 2/11/98


         By:    /s/ Farzad Dibachi
             ---------------------
         Name: Farzad Dibachi
         Title: Trustee


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